Exhibit 10.(f)

EQUUS TOTAL RETURN, INC.

CODE OF ETHICS

(Last revised August 7, 2009)

Applicability

This Code of Ethics (the “Code”) has been adopted by the Board of Directors of Equus Total Return, Inc. ( the “Fund”), including a majority of the Independent Directors, of the Fund in order to satisfy the requirements of Rule 17j-1 under the 1940 Act. The purpose of the Code is to establish standards and procedures that are reasonably designed for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund and otherwise deal with the types of conflicts of interest situations to which Rule 17j-1 is addressed.

1.	Definitions

1.1. “Access Person” means any (a) Board Member, (b) Advisory Person, or (c) officer of the Fund. A person does not become an Access Person solely by reason of (a) normally assisting in the preparation of public reports or receiving public reports, but not receiving information about current recommendations or trading activity or (b) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.

1.2. “Advisory Person” means any (a) employee of the Fund who, in connection with his or her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of any security by the Fund, or which functions relate to the making of any recommendation concerning any security held or to be purchased or sold by the Fund, and (b) any natural person in a Control relationship to the Fund who obtains current information concerning recommendations made to the Fund with regard to the purchase of sale of any Security.

1.3 “Annual Certification” means an Annual Certification of Compliance with Code of Ethics, in the form attached as Schedule F.

1.4 “Beneficial Ownership” has the meaning set forth in paragraph (a)(2) of Rule 16a-1 under the Securities Exchange Act of 1934, and for purposes of this Code includes any interest by which an Access Person or any Immediate Family Member of an Access Person can directly or indirectly derive monetary or other economic benefit from the purchase, sale (or other acquisition or disposition), or ownership of a security, including any such interest that arises as a result of: a general partnership interest in a general or limited partnership, an interest in a trust, a right to dividends that is separated or separate from the underlying security, a right to acquire equity securities through the exercise or conversion of a derivative security (whether or not presently exercisable), and a performance related advisory fee (other than an asset based fee).

1.5 “Board Member” means each individual who serves as a director of the Fund.

1.6 “Committee of Independent Directors” means a committee comprised of all of the directors of the Fund who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act acting as a committee of the whole.

1.7 “Compliance Officer” means the person designated by the Board to serve as the chief compliance officer of the Fund.

1.8 “Control” has the meaning set forth in Section 2(a)(9) of the 1940 Act, and includes the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with the company. Control shall be presumed to exist where a person owns beneficially, either directly or through one or more companies, more than 25% of the voting securities of a company.

1.9 “Fund Employee” means any person who: (1) is an Access Person or (2) is a director or officer of the Fund and provides services to the Fund or in the course of his or her duties obtains information regarding investment recommendations made to the Fund or the Fund’s investment transactions.

1.10 “Immediate Family Member” means a person who shares the same household as the Access Person and is related to the Access Person by blood, marriage, or adoption.

1.11 “Independent Board Member” means each individual who serves as an individual director of the Fund who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act.

1.12 “Initial Certification” means an Initial Certification of Compliance with Code of Ethics, in the form attached as Schedule E.

1.13 “Initial Public Offering” means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

1.14 “Limited Offering” means an offering that is exempt from registration pursuant to Section 4(2) or Section 4(6) of the Securities Act of 1933 or Rule 504, 505, or 506 thereunder.

1.15 “Security” has the meaning set forth in Section 2(a)(36) of the 1940 Act and includes any and all stock, debt obligations, and similar instruments of whatever kind, including any right or warrant to purchase a security, or option to acquire or sell a security, a group or index of securities. References to a security in this Code shall be deemed to refer to and include any warrant for, option in, or security immediately convertible into that security, and shall also include any financial instrument that has an investment return or value that is based, in whole or in part, on that security (collectively “derivatives”).

A security is “being considered for purchase or sale” when a recommendation to purchase or sell the security has been made or communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

1.16 “Securities that are not eligible for purchase by the Fund” unless the Fund otherwise notifies any Access Person to the contrary, include (a) any security issued by an investment company; (b) any security that is registered on a national securities exchange; (c) any security that has unlisted trading privileges on a national securities exchange; (d) any OTC margin stock or bond as defined in Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Securities Exchange Act of 1934 (“Regulation T”); (e) any other margin security as defined in Regulation T; (f) the purchase and sale of commodities or commodities contracts; (g) any put, call, straddle, option, or privilege related to any of the foregoing and (h) any other security other than common or preferred stock or notes, bonds or debentures convertible into common or preferred stock or notes, bonds, or debentures combined with warrants, options, or other rights to acquire common or preferred stock.

The Compliance Officer shall maintain a list (the “Ineligible Security List”) of securities that fall within the foregoing categories but are being considered for purchase or sale by the Fund or are held by the Fund. The Ineligible Security List shall be provided to each Access Person.

2.	Statement of General Principles

The general fiduciary principles that govern the trading activities by an Access Person are as follows:

2.1 The duty at all times to place the interests of the stockholders of the Fund first.

2.2 The requirement that all personal securities transactions be conducted in a manner that does not interfere with the Fund’s portfolio transactions so as to avoid any actual or potential conflict of interest or any abuse of an individual’s position of trust and responsibility.

2.3 The fundamental standard that Access Persons should not take inappropriate or unfair advantage of their relationship with the Fund.

Covered Persons must adhere to these general principles as well as comply with the Code’s specific provisions.

3.	Prohibited Purchases and Sales.

3.1 Except as permitted pursuant to Section 4 or 5 below, no Access Person shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which he or she knows or should know at the time of such purchase or sale: (a) has been purchased or sold by the Fund within the last 15 calendar days or held by the Fund for less than 60 calendar days, (b) is currently being purchased or sold by the Fund, or (c) is being, or within the most recent 15 calendar days has been, considered for purchase or sale by the Fund. These prohibitions shall continue until the time that the management of the Fund (“Management”) or any such Access Person decides not to recommend such purchase or sale, or if such recommendation is made, until the time that the Fund decides not to enter into, or completes, such recommended purchase or sale.

3.2 No Access Person shall recommend any securities transaction by the Fund without having disclosed his interest, if any, in such securities or the issuer of the securities, including without limitation: (a) his or her direct or indirect beneficial ownership of any securities of any such issuer, (b) any contemplated transaction by such person in such securities, (c) any position with such issuer or its affiliates, or (d) any present or proposed business relationship between such issuer or its affiliates and such person or any party in which such person has a significant interest.

3.3 No Access Person shall, directly or indirectly in connection with the purchase or sale of any securities held or to be acquired by the Fund: (a) employ any device, scheme, or artifice to defraud the Fund, (b) make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading, (c) engage in any act, practice, or course of business that operates or would operate as a fraud or deceit upon the Fund, or (d) engage in any manipulative practice with respect to the Fund.

3.4 No Access Person shall: (a) purchase, directly or indirectly, or by reason of such transaction acquire, any direct or indirect beneficial ownership of any securities of any securities in an Initial Public Offering or a Limited Offering eligible for purchase by the Fund without prior approval in accordance with this Code or (b) accept any gift or other thing of more than de minimus value from any person or entity that does business with or on behalf of the Fund.

4.	Exempt Purchases and Sales.

The prohibitions in Section 3 of this Code shall not apply to:

(a)	Purchases or sales effected in any account over which an Access Person has no direct or indirect influence or control;

(b)	Purchases or sales of securities that are not eligible for purchase by the Fund, except any such securities that are listed on the Ineligible Security List;

(c)	Purchases or sales of securities that are U.S. Treasury obligations, commercial paper and high quality debt instruments (including repurchase agreements) with a stated maturity of 12 months or less, bankers’ acceptances, and bank certificates of deposit;

(d)	Purchases and redemptions of shares of registered open-end investment companies (mutual funds);

(e)	Purchases effected upon exercise of rights issued by an issuer pro rata to all holders of a class of its securities to the extent such rights were acquired from such issuer, and sales of such rights to be acquired;

(f)	Involuntary (i.e., non-volitional) purchases and sales or securities;

(g)	Any securities transaction, or series of related transaction, involving 500 shares or less in the aggregate, if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $1 billion;

(h)	Purchases that are part of an automatic dividend reinvestment plan;

(g)	Joint investments permitted pursuant to an exemptive order issued by the Securities and Exchange Commission; or

(h)	Purchases or sales for which the Access Person has received prior approval from the Compliance Officer in accordance with this Code.

5.	Prior Clearance of Transactions.

No Access Person other than Independent Board Members (unless they have actual knowledge of the matters described in Paragraph 3.1) shall effect a purchase or sale directly or indirectly, of any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, other than purchases or sales permitted under Section 4 of this Code, without obtaining prior written clearance from the Compliance Officer or a person designated by the Compliance Officer to pre-clear transactions. The Compliance Officer and these designated persons are referred to as a “Clearing Officer.” A Clearing Officer seeking pre-clearance with respect to his or her own transaction shall obtain such clearance from another Clearing Officer.

Any Access Person who effects a purchase or sale after obtaining such prior written clearance shall be deemed not to be in violation of Section 3 of this Code by reason of such purchase or sale. Upon written request from an Access Person as provided in Paragraph 5.1 below, a Clearing Officer shall have the sole discretion to pre-approve a personal securities transaction, and thereby exempt such transaction from the restrictions of this Code. The Clearing Officer shall make such determination in accordance with the following:

5.1 Prior approval shall be granted only if a purchase or sale of securities is consistent with the purposes of this Code and Section 17(j) of the 1940 Act. To illustrate, a purchase or sale shall be considered consistent with those purposes if such purchase or sale is only remotely potentially harmful to the Fund because such purchase or sale would be unlikely to affect a highly institutional market, or because such purchase or sale is clearly not related economically to the securities held, purchased, or sold by the Fund.

5.2 Prior approval shall take into account, among other factors:

(a)	Whether the investment opportunity should be reserved for the Fund and whether the opportunity is being offered to the Access Person by virtue of the Access Person’s position with the Fund;

(b)	Whether the amount or nature of the transaction or person making it is likely to affect the price or market for the security;

(c)	Whether the Access Person making the proposed purchase or sale is likely to benefit from purchases or sales being made or being considered by the Fund;

(d)	Whether the security proposed to be purchased or sold is one that would qualify for purchase or sale by the Fund;

(e)	Whether the transaction is non-volitional on the part of the individual, such as receipt of a stock dividend or a sinking fund call;

(f)	Whether the chance of a conflict of interest is remote; and

(g)	Whether the transaction is likely to effect the Fund adversely.

5.3 Access Persons must submit in writing a completed and executed Request for Permission to Engage in a Personal Securities Transaction (a form of which is attached hereto as Schedule A), which shall set forth the details of the proposed transaction. Approval of the transaction as described on such form shall be evidenced by the signature of the Clearing Officer thereon. A copy of all prior approval forms, with all required signatures, shall be retained by the Compliance Officer.

5.4 If approval is given to the Access Person in accordance with this Code to engage in a securities transaction, the Access Person is under an affirmative obligation to disclose that position if such Access Person plays a material role in the Fund’s subsequent investment decision regarding the same issuer. In such circumstances, an independent review of the Fund’s investment decision to purchase securities of the issuer by investment personnel with no personal interest in the issuer shall be conducted.

5.5 Approval granted to the Covered Person in accordance with this Code is only effective for seven days from the date of such approval; provided, however, that a pre-clearance expires upon the Access Person receiving pre-clearance becoming aware of facts or circumstances that would prevent a proposed trade from being pre-cleared were such facts or circumstances made known to a Clearing Officer. Accordingly, if an Access Person becomes aware of new or changed facts or circumstances that give rise to a question as to whether pre-clearance could be obtained if a Clearing Officer was aware of such facts or circumstances, the Access Person shall be required to so advise a Clearing Officer and obtain a new pre-clearance before proceeding with such transaction.

6.	Reporting.

6.1 Every Access Person must submit an Initial Holdings Report, Quarterly Transactions Reports and Annual Holdings Reports on such dates as shall be determined by the Compliance Officer containing the information set forth below about each transaction, if any, by which the Access Person acquires any direct or indirect beneficial ownership of a security; provided, however, that:

(a)	An Access Person shall not be required to include in such reports any transaction effected for any account over which such Access Person does not have any direct or indirect influence or control; and

(b)	Independent Board Members of the Fund shall not be required to submit an Initial Holdings Report or Annual Holdings Reports, and shall be required to submit a Quarterly Transaction Report of a transaction only if such person, at the time of that transaction, knew, or in the ordinary course of fulfilling his official duties as a director of the Fund should have known, that during the 15-day period immediately preceding or after the date of the transaction by such person, the security such person purchased or sold is or was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

6.2 Each Access Person within ten days of the date that he or she becomes an Access Person shall furnish to the Compliance Officer an Initial Holdings Report in the form attached as Schedule B containing the following information: (a) the title, number of shares, and principal amount of all securities that he or she beneficially owns, directly or indirectly, except securities specified in Section 4(a) and (c) of this Code, (b) the name of any broker, dealer, or bank with whom the Access Person maintained an account in which any securities held, purchased, or sold (“personal securities account”) for the direct or indirect benefit of the Access Person as of the date the person became an Access Person, and (c) the date the report is submitted by the Access Person.

Timely submission of an Initial Holdings Report, along with a copy of the most recent monthly statement for each personal securities account and copies of all confirmation of transactions effected after the date of such statement, shall satisfy the requirements of this Section 6.2 regarding submission of an Initial Holdings Report.

6.3 An Access Person must submit (a) no later than thirty days after the end of each calendar quarter to the Compliance Officer a report containing the name of any broker, dealer or bank with whom the Access Person established an account in which any securities were held during the quarter for such person’s direct or indirect benefit, the date the account was established and the date the report is submitted, and (b ) a Quarterly Transactions Report in the form attached as Schedule C to the Compliance Officer no later than thirty days after the end of each calendar quarter containing the following information with respect to any transaction during the quarter in a security in which the Access Person had any direct or indirect beneficial ownership except purchases and sales specified in Section 4(a) and (c) of this Code:

(1)	The date of the transaction, the title, the interest rate and maturity date (if applicable) and the number of shares, and the principal amount of each security involved;

(2)	The nature of the transaction (i.e., purchase, sale or other acquisition or disposition);

(3)	The price at which the transaction was effected;

(4)	The name of the broker, dealer or bank with or through whom the transaction was effected; and

(5)	The date that the report is submitted by the Access Person.

An Access Person need not file a Quarterly Transaction Report for a calendar quarter if the Compliance Officer is being furnished with (a) confirmations and statements for all personal securities accounts of such Access Person, (b) duplicate monthly brokerage statements for all personal securities accounts on all transactions required to be reported hereunder, or (c) the requisite information on all transactions required to be reported hereunder through a transaction monitoring system, which may or may not be automated, in a manner acceptable to the Compliance Officer, provided that the Access Person has no reportable transactions other than those reflected in the confirmations and statements for such accounts.

6.4 Every Access Person must submit an Annual Holdings Report in the form attached as Schedule D to the Compliance Officer, which information must be current as of a date no more than forty-five days before the report is submitted containing the following information:

(a)	The title and the number of shares, and the principal amount of each security in which the Access Person had any direct or indirect beneficial ownership;

(b)	The name of any broker, dealer or bank with whom the Access Person maintains an account, provided that transaction effected in accounts as to which the Compliance Officer is being furnished with confirmations and statements need not be included in the Quarterly Transaction Report, provided that the report includes a certification that there are not reportable transactions other than those set forth in the Quarterly Transaction Report and in confirmations and statements for such accounts; and

(c)	The date that the report is submitted by the Access Person.

Submission of the Annual Holdings Report, along with copies of the most recent monthly statement for each personal securities account, shall satisfy the requirements of this Section 6.4 regarding submission of an Annual Holdings Report.

6.5 Any report may also contain a statement declaring that the reporting or recording of any such transaction shall not be construed as an admission that the Access Person making the report has any direct or indirect beneficial ownership in the security to which the report relates.

7.	Administration and Procedural Matters

7.1	The Compliance Officer shall:

(a)	Maintain a current list of the names of all Access Persons, with an appropriate description in each case of the titles or employment of such persons, including a notation of any directorships held by Access Persons, and the date each such person became an Access Person.

(b)	On an annual basis, furnish a copy of this Code to each Access Person;

(c)	Notify each Access Person of his or her obligation to file reports as provided by this Code;

(d)	Obtain Initial and Annual Holdings Reports from Access Persons and review Initial and Annual Holdings Reports;

(e)	Report to the Board Members of the Fund the facts contained in any reports filed with the Compliance Officer pursuant to this Code when any such report indicates that a Access Person purchased or sold a security held or to be acquired by the Fund;

(f)	Supervise the implementation of this Code by Management and the enforcement of the terms hereof;

(g)	Determine whether any particular securities transaction should be exempted pursuant to the provisions of this Code;

(h)	Issue either personally or with the assistance of counsel as may be appropriate, any interpretation of this Code that may appear consistent with the objectives of Rule 17j-1 and this Code;

(i)	Conduct such inspections or investigations as shall reasonably be required to detect and report any apparent violations of this Code to the Board Members of the Fund;

(j)	Review reports submitted pursuant to this Code;

(k)	Maintain and cause to be maintained in an easily accessible place, the following records:

(1)	A copy of any Code adopted pursuant to Rule 17j-1 which has been in effect during the past five years;

(2)	A record of any violation of any such Code and of any action taken as a result of such violation;

(3)	A copy of each report made by the Compliance Officer during the past five years;

(4)	A list of all persons who are, or within the past five years have been, required to make reports pursuant to Rule 17j-1, or who are or were responsible for reviewing these reports, with an appropriate description of their title or employment;

(5)	A copy of each report made by an Access Person as required by Section 6 of the Code, including any information provided in lieu of the reports under Section 6 of the Code, during the past five years; and

(6)	A copy of each report to the Board Members of the Fund required by Section 7.1(e) during the past five years; and.

(l)	Perform such other duties as are set forth in this Code.

7.2 This Code may not be amended or modified except in a written form that is specifically approved by the Board Members of the Fund, including a majority of the Independent Board Members, within six months after such amendment or modification.

In connection with any such amendment or modification the Board Members must receive a certification from the Compliance Officer certifying that procedures reasonably necessary to prevent Access Persons from violating the Code, as proposed to be amended or modified, have been adopted.

7.3 The Compliance Officer may delegate to one or more Fund Employees such responsibilities of the Compliance Officer as he or she may deem appropriate; provided, that: (a) any such delegation shall beset forth in writing and retained as part of the records of the Fund and (b) it shall be the responsibility of the Compliance Officer to supervise the performance by such persons of the responsibilities that have been delegated to them.

8.	Selective Disclosure of Non-Public Information

8.1 A business development company is subject to Regulation FD under the 1934 Act, or fair disclosure, which requires any issuer, or anyone acting on its behalf, which discloses any material nonpublic information regarding the issuer or its portfolio securities, to any of a group of specified entities, to make public disclosure either simultaneously if the disclosure was intentional or promptly if the disclosure was non-intentional. Public disclosure means either filing a Form 8-K with the SEC disclosing the information or using another method reasonably designed to “provide broad, non-exclusionary distribution of the information to the public.” Regulation FD defines “promptly” to mean no later than 24 hours or the commencement of the next day’s trading on the New York Stock Exchange. The specified entities to whom nonpublic disclosure may have been made, whether intentionally or inadvertently, include broker-dealers, investment advisers, investment companies, and stockholders.

8.2 The Regulation FD requirement to make public disclosure does not apply to a disclosure made:

•	To a person who owes a duty of trust or confidence to the issuer (e.g., the Fund’s investment adviser, administrator or Fund counsel);

•	To a person who expressly agrees to maintain the information in confidence;

•	To credit rating agencies, provided the information is provided solely for the purpose of developing a credit rating and the ratings are publicly available; or

•	In connection with a securities offering registered under the 1933 Act.

8.3 Unlike a mutual fund, the Fund is not required to describe its policies and procedures with respect to the disclosure of its portfolio securities in its registration statement. If questions regarding whether disclosing particular information may be a violation of Regulation FD arise, Fund officers should consult with Fund legal counsel.

9.	Prohibition Against Insider Trading.

This Section is designed to prevent the misuse of material, non-public information by its associated persons. It applies to all Fund Employees. Trading securities while in possession of material, non-public information, or improperly communicating that information to others, may expose a Fund Employee to severe penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years imprisonment. The SEC can recover the profits gained or losses avoided through the violative trading, a penalty of up to three times the illicit windfall, and an order permanently barring the Fund Employee from the securities industry. Finally, the Fund Employee may be sued by investors seeking to recover damages for insider trading violations.

9.1 No Fund Employee may trade a security, either personally or on behalf of any other person or account (including any Fund), while in possession of material, non-public information concerning that security or the issuer thereof, nor may any Fund Employee communicate material, non-public information to others in violation of the law.

9.2 Information is “material” where there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions. Generally, this includes any information the disclosure of which will have a substantial effect on the price of a security. No simple test exists to determine when information is material; assessments of materiality involve a highly fact specific inquiry. For this reason, Fund Employees should direct any questions about whether information is material to the Compliance Officer. Material information often relates to a company’s results and operations, including, for example, dividend changes, earnings results, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. Material information may also relate to the market for a company’s securities. Information about a significant order to purchase or sell Securities may, in some contexts, be material. Pre-publication information regarding reports in the financial press may also be material.

9.3 Information is “public” when it has been disseminated broadly to investors in the marketplace. For example, information is public after it has become available to the general public through a public filing with the SEC or some other government agency, the Dow Jones “tape” or The Wall Street Journal or some other publication of general circulation, and after sufficient time has passed so that the information has been disseminated widely.

9.4 A Fund Employee, before executing any trade for himself or herself, or others, including the Fund or other accounts managed by an investment advisor (if any) or by a stockholder of the Advisor, or any affiliate of the stockholder (“Client Accounts”), must determine whether he or she has material, non-public information. A Fund Employee who believes he or she is in possession of material, non-public information must take the following steps:

(a)	Report the information and proposed trade immediately to the Compliance Officer.

(b)	Do not purchase or sell the securities on behalf of anyone, including Client Accounts.

(c)	Do not communicate the information to any person, other than to the Compliance Officer.

After the Compliance Officer has reviewed the issue, he or she will determine (in conjunction with Fund counsel) whether the information is material and non-public and, if so, what action the Fund Employee should take. Fund Employees must consult with the Compliance Officer before taking any action. This degree of caution will protect Fund Employees.

9.5 Contacts with public companies will sometimes be a part of an Advisor’s research efforts. Persons providing investment advisory services to the Fund may make investment decisions on the basis of conclusions formed through such contacts and analysis of publicly available information. Difficult legal issues arise, however, when, in the course of these contacts, a Fund Employee becomes aware of material, non-public information. This could happen, for example, if a company’s chief financial officer prematurely discloses quarterly results to an analyst, or an investor relations representative makes selective disclosure of adverse news to a handful of investors. In such situations, Management must make a judgment as to its further conduct. To protect yourself, clients and Management, you should contact the Compliance Officer immediately if you believe that you may have received material, non-public information.

10.	Sanctions.

Any violation of this Code shall be subject to the imposition of such sanctions by the Fund and as may be deemed appropriate under the circumstances to achieve the purposes of Rule 17j-1 and this Code. Any sanctions to be imposed by the Fund shall be determined by the Committee of Independent Directors of the Fund. Sanctions may include, but are not limited to, suspension or termination of employment, a letter of censure and/or payment to the Fund of any profits derived from securities transactions in violation of this Code.

11.	Review of Reports.

The Compliance Officer shall be responsible for reviewing all reports filed with the Fund pursuant to Section 6 of this Code. Such officer shall indicate on each report the date of his review and shall sign each report to indicate that it has been reviewed. Such officer shall report to the Committee of the Independent Directors of the Fund any violations of this Code that come to his or her attention in such review.

12.	Investment Advisers.

Prior to retaining the services of an investment adviser or principal underwriter for the Fund, the Board of Directors of the Fund shall review the Code of Ethics adopted pursuant to paragraph (b)(1)(i) of Rule 17j-1 under the 1940 Act by such investment adviser or principal underwriter, and shall receive a certification from such investment adviser or principal underwriter that it has adopted such procedures as are necessary to prevent Access Persons from violating such code.

13.	Periodic Review.

No less frequently than annually, the Compliance Officer shall furnish the Board of Directors of the Fund a report:

(a)	Describing issues arising under this Code of Ethics since the last report to the Board, including but not limited to, information about material violations of the Code, sanctions imposed in response to such violations, changes made to the Code or procedures, and any proposed or recommended changes to the Code or procedures, and

(b)	Certifying that the Fund has adopted such procedures as are reasonably necessary to prevent Access Persons from violating the Code.

14.	Confidentiality.

All information obtained from any Access Person hereunder shall be kept in strict confidence, except that reports of securities transactions hereunder will be made available to the SEC or any other regulatory or self-regulatory organization only to the extent required by law or regulation.

15.	Other Laws, Rules, and Statements of Policy.

Nothing contained in this Code shall be interpreted as relieving any Access Person from acting in accordance with the provisions of any applicable law, rule or regulation or any other statement of policy or procedure governing the conduct of such person adopted by the Fund.

16.	Further Information.

If any person has any question with regard to the applicability of the provisions of this Code generally or with regard to any securities transaction or transactions, he or she should consult the Compliance Officer.

17.	Certification by Access Persons.

All Access Persons of the Company must submit a certificate (a form of which is attached as Schedule E) that they have read and understand this Code and recognize that as an Access Person they are subject to the terms of this Code. All Access Persons of the Fund shall agree to certify on an annual basis (a form of which is attached as Schedule F) that they have complied with the requirements of this Code and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of this Code.

SCHEDULE A

EQUUS TOTAL RETURN, INC.

REQUEST FOR PERMISSION TO

ENGAGE IN PERSONAL SECURITIES TRANSACTION

To the Clearing Officer:

On each of the dates proposed below, I hereby request permission to effect a transaction in securities as indicated below on behalf of myself, my family (spouse, minor children, or adults living in my household), trusts of which I am trustee of other account in which I have a beneficial ownership interest or legal title.

(Use approximate dates and amounts of proposed transactions)

Name of Security	Proposed Date of Transaction	No. of Shares or Principal Amount	Dollar Amount of Transaction	Nature of Transaction (Purchase, Sale, Other)	Broker/Dealer or Bank	Share Price

Date:	Signature: _________________________________

Name: ____________________________________
Print

Position with Company: _______________________

Permission Granted	Permission Denied

Date:	Signature: ___________________________
Clearing Officer

SCHEDULE B

EQUUS TOTAL RETURN, INC.

INITIAL REPORT OF SECURITIES

To the Compliance Officer:

On the date indicated, the following are securities of which I, my family (spouse, minor children, or adults living in my household) or trusts of which I am trustee, possessed direct or indirect “beneficial ownership.” If there were no such securities, I have so indicated by typing or printing “NONE.” I certify that all my personal securities accounts are listed below. I further certify that, other than those securities listed below, I hold no securities in which I may be deemed to have beneficial ownership other than in the personal securities accounts listed.*

Name of Security	No. of Shares or Principal Amount	Broker/Dealer or Bank	Account No.

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) any other transactions not required to be reported under the Code and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Date:	Signature: _______________________________

Name: __________________________________
Print

Position with Company: _____________________

*	Information may be provided by attaching the most recent monthly statement for each account, along with confirmations of any transactions effected since the date of such statements.

SCHEDULE C

EQUUS TOTAL RETURN, INC.

QUARTERLY REPORT OF SECURITIES TRANSACTIONS

To the Compliance Officer:

I certify that this report, together with the confirmations and statements for any personal securities accounts as to which I have arranged for the Compliance Officer to receive duplicate confirmations and statements, identifies all transactions, if any, during the calendar quarter which were effected in securities of which I, my family (spouse, minor children, or adults living in my household), or trusts of which I am trustee, participated or acquired or disposed of, direct or indirect “beneficial ownership.” If no such transactions were effected, I have so indicated by typing or printing “NONE.” Please sign and date this report and return it to the Compliance Officer no later than the 10th day of the month following the end of each quarter. Use reverse side if additional space is needed.

Name of Security	Date	No. of Shares and Principal Amount	Dollar Amount of Transaction	Nature of Transaction (Purchase, Sale, Other)	Account	Executing Broker

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) any other transactions not required to be reported under the Code and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Date:	Signature: _______________________________

Name: __________________________________
Print

Position with Company: _____________________

SCHEDULE D

EQUUS TOTAL RETURN, INC.

ANNUAL REPORT OF SECURITIES

To the Compliance Officer:

On the date indicated, the following are securities of which I, my family (spouse, minor children, or adults living in my household) or trusts of which I am trustee, possessed direct or indirect “beneficial ownership.” If there were no such securities, I have so indicated by typing or printing “NONE.” I certify that all my personal securities accounts are listed below. I further certify that, other than those securities listed below, I hold no securities in which I may be deemed to have beneficial ownership other than in the personal securities accounts listed.*

Name of Security	No. of Shares or Principal Amount	Broker/Dealer or Bank	Account No.

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) any other transactions not required to be reported under the Code and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Date:	Signature: ______________________________

Name: _________________________________
Print

Position with Company: ___________________

*	Information may be provided by attaching the most recent monthly statement for each account, along with confirmations of any transactions effected since the date of such statements

SCHEDULE E

CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

Attention: Compliance Officer

I certify that I have read and understand the Code of Ethics of Equus Total Return, Inc. (the “Code”), a copy of which has been provided to me. I recognize that the provisions of the Code apply to me and agree to comply in all respects with the procedures described therein.

I hereby agree to certify on an annual basis that I have complied with the requirements of the Code and I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code.

I am a director of the following public and private companies:

IN WITNESS WHEREOF, the undersigned has caused this Certification to be executed and delivered as of the date hereof.

Name:

Title:

Dated:

SCHEDULE F

ANNUAL CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

Attention: Compliance Officer

I certify that I have read and understand the Code of Ethics of Equus Total Return, Inc. (the “Code”), a copy of which has been provided to me. I recognize that the provisions of the Code apply to me and agree to comply in all respects with the procedures described therein.

I certify that I have complied in all respects with the requirements of the Code as in effect during the past year. I also certify that all transactions during the past year that were required to be reported by me pursuant to the Code have been reported in Quarterly Transaction Reports that I have filed or in confirmations and statements for my personal securities accounts that have been sent to you.

I am a director of the following public and private companies:

IN WITNESS WHEREOF, the undersigned has caused this Certification to be executed and delivered as of the date hereof.

Name:

Title:

Dated: